Loans to Third Parties	6 Months Ended
Jun. 30, 2023
Loans to Third Parties [Abstract]
Loans to third parties

Note 6 — Loans to third parties

Loans to third parties consisted of the following:

	June 30, 2023	December 31, 2022

Unsecured loan receivable from third parties (1)	$2,174,034	$-
Guaranteed loan receivable from media business (2)	-	59,612,192
	2,174,034	59,612,192
Less: Long term portion	-	-
Prepayments, deposits and other assets – current portion	$2,174,034	$59,612,192

(1)	As of June 30, 2023, loans to third parties represent the balance the company lend to various third-parties for their working capital needs at rate of 4%-5% per annum.

(2)

Pursuant to the agreement with Shenzhen Kezhi Technology Co., Ltd.(“Kezhi”) on September 25, 2020 and a series of amendments entered during the period from September 25, 2020 to May 16, 2021, the Company intends to expand to media business through Kezhi. The Company originally planned to acquire certain media business assets from Kezhi, however, due to uncertainties in COVID-19, the Company and Kezhi ultimately reached into a final agreement (“Final agreement”) on May 16, 2021. Pursuant to the Final agreement, the Company agreed to extend a working capital support loan to Kezhi in aggregated of $61,274,530 (RMB444,320,000) with expected annual returns over two years and coupon interest rate of 5%. The company collected $4,573,358 (RMB33,162,788) in fiscal year 2022.

On January 5, 2023, the Company, Kezhi, the guarantor and the guarantor’s senior management Mr. Su Haoqing, entered into a debt extinguish agreement. Pursuant to the agreement, Mr. Su Haoqing settled the remaining $56,701,172 (RMB411,157,212) debt by rendering 20 antique art pieces. The Company have performed a valuation for accounting recognition purposes by a third-party valuation company.